UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2010
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2010, EMCORE Corporation (the “Company”) received a letter from the NASDAQ Stock Market (the “NASDAQ”) indicating that the Company was not in compliance with the continued listing requirements under NASDAQ Listing Rule 5250(c)(1).  The NASDAQ letter, which the Company expected, was issued in accordance with standard NASDAQ procedures because the Company did not timely file its Quarterly Report on Form 10−Q for the quarter ended June 30, 2010 (the “Quarterly Report”) with the Securities and Exchange Commission.

As previously reported by the Company in its Current Report on Form 8-K filed with the SEC on August 16, 2010, the filing of the Quarterly Report has been delayed because the Company requires additional time to complete its review of the accounting for certain inventory write-downs and the allowance against a specific account receivable that the Company has determined should be recorded. The Company intends to file its Quarterly Report as soon as practicable upon completion of its review.

The Company is required to submit a plan to regain compliance with NASDAQ’s requirements for continued listing and the plan must be submitted by October 18, 2010.

The Company issued a press release on August 24, 2010, disclosing its receipt of the NASDAQ letter.   A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements:

The information provided herein contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to EMCORE's ability to complete the necessary work to file its Quarterly Report on Form 10-Q for the period ended June 30, 2010 and subsequent periodic reports under the Securities Exchange Act and comply with the continued listing requirements under the NASDAQ Listing Rule 5350(c)(1).  The forward-looking statements in this Current Report on Form 8-K involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. EMCORE believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this Current Report include, but are not limited to factors that could affect EMCORE's business, financial conditions and results of operations included in EMCORE's Annual Report on Form 10-K under the caption "Risk Factors," as updated by EMCORE's subsequent filings with the SEC, all of which are available at the SEC's website at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report. EMCORE does not intend, and disclaims any obligation, to update any forward−looking information contained in this Current Report or with respect to the announcements described herein.

ITEM 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 24, 2010, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: August 24, 2010	By: /s/ Hong Hou
Name: Hong Q. Hou, Ph.D.
Title: Chief Executive Officer